SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) January 26, 2004

NII HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32421	91-1671412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10700 Parkridge Boulevard, Suite 600
Reston, Virginia		20191
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 390-5100

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Information.

     On January 26, 2004, NII Holdings, Inc. issued a press release pursuant to Rule 135c announcing a proposed private offering of convertible notes. This press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 26, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
(Registrant)

Date: January 26, 2004	By:	/s/ Robert J. Gilker

Robert J. Gilker Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release Dated January 26, 2004.